UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

INTERVIDEO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49809	94-3300070
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47350 Fremont Boulevard

Fremont, California 94538

(Address of Principal Executive Offices)

(510) 651-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operation and Financial Condition

On April 29, 2004, InterVideo, Inc. issued a press release regarding its earnings for the first quarter ended March 31, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

This information (including the exhibit incorporated into this Item 12 by reference) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVIDEO, INC. (Registrant)

Date: April 29, 2004	/s/ RANDY BAMBROUGH
Randy Bambrough Chief Financial Officer

INDEX OF EXHIBITS:

Exhibit Number	Description
99	Press release of InterVideo, Inc. dated April 29, 2004